Annual Report

December 31, 1999

--------------------------------------------------------------------------------
Prime Reserve Portfolio

Invest with Confidence (registered trademark) T. Rowe Price

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

The U.S. economy continued its remarkable run of strong, steady growth during the 12 months ended December 31, 1999. Although signs of inflation were modest, the Federal Reserve raised the federal funds target rate three times to forestall inflationary pressure, and interest rates overall rose significantly. Money market funds largely benefited, a trend reflected in the performance of the Prime Reserve Portfolio.


Market Environment

     There was little doubt during the past 12 months that the U.S. economy was on solid footing. Annual GDP data painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly four years now. However, both the Fed and the market kept a wary eye on steady growth in employment and rising prices on some basic goods, such as oil. An improving outlook overseas prompted the Fed to raise the federal funds target rate in June, August, and November by a total of 75 basis points (100 basis points equal one percent). The target rate now stands at 5.5% - the same as August 1998, just before the Fed cut it three-quarters of a percent to alleviate a global financial crisis.

     Interest Rate Levels

                       1-Year            90-day           Federal Fund
                       Treasury Bill     Treasury Bill    Target Rate

     12/31/98          4.59              4.55             4.75
                       4.51              4.47             4.75
                       4.82              4.65             4.75
     3/99              4.72              4.47             4.75
                       4.73              4.51             4.75
                       4.93              4.65             4.75
     6/99              5.11              4.77             5.00
                       5.07              4.71             5.00
                       5.19              4.97             5.25
     9/99              5.24              4.88             5.25
                       5.51              5.13             5.25
                       5.65              5.28             5.50
     12/99             5.95              5.29             5.50

     To this point, the extent to which consumer price inflation has been held in check by the Fed's action has been remarkable. Both the closely watched employment cost index and the wage component of the monthly employment report have shown only modest increases, and a portion of those gains can be explained by short-term events, such as seasonal hiring for the holidays. Clearly technology and increased globalization have played significant roles in containing costs, reducing pricing power, and improving productivity and efficiency. These trends, combined with the Fed's sound monetary policy, are very positive for investors in the long term.

     The market largely anticipated the Fed's actions, pushing rates sharply higher throughout the year. For example, 90-day Treasury bill yields rose 74 basis points to 5.29% on December 31 from one year earlier, and the one-year Treasury bill climbed 136 basis points to 5.95% in the same time frame. A considerable portion of those increases occurred in the last few months of the period - for example, the one-year rate rose 44 basis points between October and December. Yields on money market funds benefited from these changes.

     Although the broad markets exhibited some volatility, in general the New Year came without disruption by the Y2K bug. We are pleased to report that we experienced no Y2K-related problems.


Performance and Strategy Review

     The six-month returns of the Prime Reserve Portfolio improved significantly over an already solid showing in the first half of the year. The fund posted 6- and 12-month results of 2.57% and 4.89%, respectively, surpassing the 2.48% and 4.75% gains for the Lipper Variable Annuity Underlying Money Market Funds Average. Performance was aided by rising interest rates, which helped rebuild yields in our market. For the first time in many quarters, six-month dividends per share increased over last period, contributing to a considerably improved seven-day compound dividend yield.

     Performance Comparison

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Prime Reserve Portfolio                        2.57%                4.89%

     Lipper Variable Annuity
     Underlying Money Market
     Funds Average                                  2.48                 4.75

     We made modest shifts in our investment strategy throughout the period. Earlier in the fiscal year, rates had been relatively low and the fund's dividend yield had slipped as a result. As we noted in the last shareholder report, our strategy at the time was to capture the higher yields at the longer end of the money market universe by maintaining an average maturity at least 10 days longer than our average peer. During autumn, we felt the rising rate environment suggested that a more-neutral interest rate stance was in order and reduced the portfolio's weighted average maturity to a low of 50 days. This shift proved effective as a short-term strategy, but toward the end of the period we felt it was appropriate to again take advantage of the attractive yields on the longer issues in our market. We also wished to clear out some shorter issues whose yields had declined around year-end. As a result, the fund's average maturity finished the period near where it began, at 66 days. We largely used a "barbell" portfolio structure to achieve the desired maturity - that is, dividing assets predominantly between securities with one-month and one-year maturities.

     We maintained a relatively high stake in floating rate notes through December. Floating rate issues are designed with adjustable coupons that track rate changes relatively quickly - a benefit to shareholders when rates are rising. Also, issuance of these securities increased dramatically during the middle of the year as they became a popular form of Year 2000 financing. The increased supply forced issuers to price offerings somewhat more attractively than in the last couple of years. As of the end of the period, our position in floating rate notes stood at 29%, the same level as six months earlier.

     Otherwise, we made minor changes to the portfolio's sector positioning. Significantly, we reduced holdings in banking and finance issues and modestly increased our stake in a variety of asset-backed securities - extremely high-quality, liquid securities collateralized by receivables or other assets. These securities contribute to the fund's very high-quality profile and also add to the fund's diversification.

Outlook

     Rising rates have been a boon to money market results, and continued strong economic numbers suggest that the Fed will raise the federal funds target rate again this winter. Although current interest rate levels already seem to factor in this possibility, we would not be surprised to see money market yields rise further in the near future. We expect to keep our average maturity on a par with our competitors and, as current issues mature, we will reinvest the proceeds into new, higher-yielding issues.

     Respectfully submitted,

     Edward A. Wiese
     President

     January 19, 2000


Portfolio Highlights

Key Statistics

                                                                     Periods
                                                                       Ended
                                                                    12/31/99
--------------------------------------------------------------------------------

Price Per Share                                                   $     1.00

Dividend Per Share

       6 months                                                        0.025

       12 months                                                       0.048

Dividend Yield (7-Day Compound) *                                       5.82%

Weighted Average Maturity (days)                                          66

Weighted Average Quality **                                       First Tier

--------------------------------------------------------------------------------

*Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period. **All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Portfolio Highlights

Security Diversification
                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       6/30/99     12/31/99
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                    8%           6%

Certificates of Deposit                                      21           22

  Domestic Negotiable CDs                                     6            2

  Eurodollar Negotiable CDs/
  Bank Notes                                                  1           --

  U.S. Dollar Denominated
  Foreign Negotiable CDs/
  Bank Notes                                                 14           20

Commercial Paper and Medium-
Term Notes                                                   68           70

  Receivables-Backed                                         14           17

  Banking                                                    19           10

  Finance and Credit                                          8            6

  Auto and Related                                            4            5

  Loan/Bond-Backed                                            3            5

  All Other                                                  20           27

U.S. Government Agency Obligations                            1           --

Foreign Government and
Municipalities                                                3            1

Other Assets Less Liabilities                                -1            1

Total                                                       100%         100%
--------------------------------------------------------------------------------

Fixed Rate Obligations                                                    71%

Floating Rate Obligations                                                 29%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

For SEC chart as follows (Prime Reserve Portfolio)

                         Prime Reserve           Lipper Variable Annunity
                         Portfolio               Underlying
                         Funds Average           Money Market

12/31/96                 10,000                  10,000
12/97                    10,533                  10,518
12/98                    11,090                  11,058
12/31/99                 11,632                  11,585


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Prime Reserve Portfolio

Periods Ended 12/31/99
                                            Since             Inception
         1 Year            3 Years          Inception         Date
--------------------------------------------------------------------------------
         4.89%             5.17%            5.17%             12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Prime Reserve Portfolio

               For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         Year                       12/31/96
                                        Ended                        Through
                                     12/31/99       12/31/98        12/31/97

NET ASSET VALUE

Beginning of period                  $  1.000       $  1.000        $  1.000
Investment activities
  Net investment income (loss)          0.048          0.052           0.052
Distributions
  Net investment income                (0.048)        (0.052)         (0.052)

NET ASSET VALUE
End of period                        $  1.000       $  1.000        $  1.000
                                     -------------------------------------------

Ratios/Supplemental Data
Total return (diamond)                   4.89%          5.29%           5.33%

Ratio of total expenses
to average net assets                    0.55%          0.55%           0.55%!

Ratio of net investment income
(loss) to average net assets             4.79%          5.12%           5.24%!

Net assets, end of period
(in thousands)                       $ 19,745       $ 16,119         $ 10,964

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Prime Reserve Portfolio
December 31, 1999
                                                            Par        Value
                                                             In thousands
BANK NOTES                 5.6%


First Tennessee Bank, VR
  6.42%,1/18/00                                      $      200   $      200

Key Bank N.A., VR
  6.061%,2/29/00                                            300          300

National City Bank, VR
  6.501%, 1/31/00                                           300          300

Southtrust Bank, VR
  6.509%, 1/4/00                                            300          300

Total Bank Notes (Cost  $1,100)                                        1,100


CERTIFICATES OF DEPOSIT  22.2%

Allfirst Bank, 5.54%, 6/21/00                               400          399

Banco Bilbao Vizcaya
  5.60%, 6/12/00                                            100          100

Bayerische Landesbank, VR
  6.387%, 1/18/00                                           300          300

Bayerische Vereinsbank
  5.015%, 2/7/00                                            260          260
Commerzbank, 5.90%, 8/9/00                                  100          100

Credit Agricole Indosuez VR
  6.459%, 1/10/00                                           300          300
  6.476%, 1/3/00                                            300          299

Deutsche Bank, 5.33%, 3/9/00                                175          175

Dresdner Bank, VR
  6.44%, 1/24/00                                            100          100

Huntington National Bank
  6.26%, 10/27/00                                           100          100

Merita Bank PLC, 6.09%, 10/10/00                            250          250

Natexis Banque, 6.07%, 3/13/00                              400          400

National Bank of Canada
  5.49%, 6/5/00                                             150          150

Societe Generale, VR
  6.416%, 1/18/00                                           200          200

Svenska Handelsbanken
  5.63%, 6/19/00                                            200          199

Toronto Dominion, 5.18%, 2/29/00                            285          284

UBS
  5.51%, 6/5/00                                             100          100
  6.01%, 8/14/00                                            100          100

Unibank A/S, 5.92%, 8/7/00                                  200          200

Westdeutsche Landesbank
  6.01%, 6/6/00                                      $      378   $      378

Total Certificates of Deposit
(Cost  $4,394)                                                         4,394


COMMERCIAL PAPER  47.8%

Alpine Securitization, 4(2)
  6.08%, 1/19/00                                            500          498

ANZ (Delaware), 6.00%, 2/17/00                              100           99

Asset Securitization Cooperative
  4(2), VR, 6.17%, 3/14/00                                  250          250

Commoloco, 6.06%, 1/26/00                                   100          100

Consolidated Edison Company
  of N.Y., 4(2),6.65%, 1/10/00                              250          250

Corporate Asset Funding, 4(2)
  VR, 6.499%, 1/6/00                                        250          250

Corporate Receivables Corp.
  4(2), VR,6.482%, 1/18/00                                  250          250

Dexia CLF Finance, 4(2)
  6.00%, 2/10/00                                            300          298

Falcon Asset Securitization, 4(2)
  6.10%, 1/27/00                                            350          349
  6.15%, 2/14/00                                            250          248

Finova Capital, VR
  6.12%, 2/4/00                                             100          100

General Electric Capital Corp.
  6.00%, 4/7/00                                             120          118
  6.05%, 3/17/00                                            166          164
  6.20%, 1/18/00                                            101          101

General Motors Acceptance
     Corporation
  5.80%, 1/27/00                                            100          100

Golden Funding, 4(2)
  5.83%, 3/3/00                                             250          248

Greenwich Funding, 4(2)
  6.00%, 1/20/00                                            500          498

Harvard University, 5.00%, 1/3/00                           139          139

HVB Finance, 6.20%, 1/3/00                                  100          100

International Bank For Reconstruction
     & Development
  5.90%, 1/18/00                                            260          259

Island Fin. of Puerto Rico
  6.00%, 1/28/00                                            392          390

Jefferson-Pilot, 4(2)
  5.95%, 2/24/00                                            350          347

Kitty Hawk Funding, 4(2)
  5.89%, 1/21/00                                     $      250   $      249

Knight-Ridder
  5.82%, 2/18/00                                            100           99

Lucent Technologies
  6.00%, 4/12/00                                            250          246

Market Street Funding, 4(2)
  6.26%, 1/14/00                                            250          249

Marsh USA, 4(2)
  5.53%, 2/25/00                                            200          198

Merrill Lynch, 6.05%, 1/19/00                               300          299

Northern Rock PLC
  6.00%, 2/7/00                                             210          209

Park Avenue Receivables Co.
  4(2), 6.75%, 1/14/00                                      250          249
  4(2), VR
     6.511%, 1/13/00                                        250          250
     6.611%, 1/24/00                                        250          250

Repeat Offering Securitization
  Entity,  4(2)
  6.14%, 1/24/00                                            250          249

Sand Dollar Funding, 4(2)
  6.00%, 2/28/00                                            750          743

Santander Finance (Delaware)
  5.775%, 1/13/00                                           200          200

Sigma Finance, 4(2)
  6.20%, 1/18/00                                            250          249

Total Fina S.A., 4(2)
  6.06%, 1/18/00                                            250          249

Tulip Funding, 4(2)
  6.07%, 1/31/00                                            300          298

Total Commercial Paper (Cost  $9,442)                                  9,442


MEDIUM-TERM NOTES  23.6%

A T & T Capital, VR
  6.83%, 1/7/00                                             250          252

Bayerische Landesbank
  6.375%, 8/31/00                                           100          100

Bear Stearns Companies, VR
  6.579%, 1/10/00                                           200          200

Caterpillar Financial Services
  8.85%, 10/1/99                                            130          132
  VR, 6.104%, 7/10/00                                       100          100

Ciesco, (144a), VR
  6.48%, 1/17/00                                     $      250   $      250

Colgate Palmolive, VR
  6.032%, 2/7/00                                            200          200

DaimlerChrysler, VR
  6.42%, 6/30/00                                            200          200

Diageo PLC, 6.24%, 6/4/00                                   100          100

Ford Capital BV
  10.125%, 11/15/00                                         100          103

Gannett, 5.85%, 5/1/00                                       75           75

General Motors Acceptance
  Corporation, 6.90%, 6/6/00                                100          100

Goldman Sachs Group
  6.17%, 2/8/00                                             400          400

GTE Corp., VR, 6.155%, 3/13/00                              100          100

Heller Financial
  6.42%, 8/25/00                                            100          100
  6.435%, 8/8/00                                            100          100

IBM, VR, 6.104%, 1/28/00                                    200          200

International Lease Finance
  6.43%, 9/15/00                                            200          200

John Deere Owner Trust
  Series 1999-1, VR
  4.999%, 6/19/00                                            10           10

LINCS
  Series, 1999-2, (144a), VR
  6.482%, 1/18/00                                           300          300

National Rural Utilities, VR
  6.482%, 1/3/00                                            100          100

  Pepsico, 6.80%, 5/15/00                                    50           50
  Prudential Funding
  6.126%, 2/28/00                                           300          300

R.R. Donnelley
  9.125%, 12/1/00                                           100          103

Rabobank Optional Redemption
  Trust (144a), VR, 6.46%, 1/18/00                           27           27

Strategic Money Market Trust
  1999-A, 6.298%, 1/13/00                                   250          250

Toyota Motor Credit
  6.05%, 4/12/00                                            500          500

Wells Fargo, 5.225%, 4/10/00                                100          100

Total Medium-Term Notes
(Cost  $4,652)                                                         4,652


T. Rowe Price Prime Reserve Portfolio
December 31, 1999

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

99.2% of Net Assets (Cost  $19,588)                               $   19,588

Other Assets Less Liabilities                                            157

NET ASSETS                                                        $   19,745
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $        5

Paid-in-capital applicable to 19,739,963
 shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                         19,740

NET ASSETS                                                        $   19,745
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------



VR Variable Rate

4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 4.19% of net assets.

The accompanying notes are an integral part of these financial statements.



Statement of Operations

T. Rowe Price Prime Reserve Portfolio

In thousands
                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Interest income                                                   $      934

Expenses
   Investment management
   and administrative                                                     96

Net investment income (loss)                                             838

Net Realized Gain (Loss)

Net realized gain (loss) on securities                                     1

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      839
                                                                  ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets

T. Rowe Price Prime Reserve Portfolio

In thousands
                                                          Year
                                                         Ended
                                                      12/31/99          12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $      838   $      790
  Net realized gain (loss)                                    1            4

  Increase (decrease) in net assets from operations         839          794


Distributions to shareholders
  Net investment income                                    (838)        (790)


Capital share transactions*
  Shares sold                                            17,418       29,742
  Distributions reinvested                                  839          785
  Shares redeemed                                       (14,632)     (25,376)

  Increase (decrease) in net assets from capital
  share transactions                                      3,625        5,151

Net Assets

Increase (decrease) during period                         3,626        5,155
Beginning of period                                      16,119       10,964
                                                     -----------------------
End of period                                        $   19,745   $   16,119

*Share information
  Shares sold                                            17,418       29,742
  Distributions reinvested                                  839          785
  Shares redeemed                                       (14,632)     (25,376)

  Increase (decrease) in shares outstanding               3,625        5,151

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements

T. Rowe Price Prime Reserve Portfolio
December 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

          T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

          The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.


          Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.


          Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.


          Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

          No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

          At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $19,588,000.



NOTE 3 - RELATED PARTY TRANSACTIONS

          The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.




Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Prime Reserve Portfolio

          In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

          PricewaterhouseCoopers LLP

          Baltimore, Maryland

          January 20, 2000



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